SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS SECOND AMENDMENT (this "Amendment") is entered into as of April 29, 1998, between FIELDS AIRCRAFT SPARED INCORPORATED, a California corporation ("Borrower"), and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

                  WHEREAS, Borrower and Lender have amended the Loan and Security Agreement dated April 18, 1997 (as amended, the "Loan Agreement") pursuant to that certain First Amendment to Loan and Security Agreement dated as of September ___, 1997; and

                  WHEREAS, Borrower has requested that Lender further amend the Loan Agreement in various respects, and Lender has agreed to do so subject to the terms contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. Amendments to Loan Agreement.

                  (a) Section  2.2(e) of the Loan Agreement is hereby amended to
(i) delete the first reference to "Aero Management Loan Agreement" and to substitute therefor a reference to "Other Borrower Loan Agreements", and (ii) delete the second reference to "Aero Management Loan Agreement" and to substitute therefor a reference to "Other Borrower Loan Agreements".

                  (b) Section 2.2(d)(ii) of the Loan Agreement is hereby amended to delete the reference to "Aero Management" and to substitute therefor a reference to "Other Borrower".

                  (c) Section 5.18(v) of the Loan Agreement is hereby amended to delete the reference to "Aero Management" and to substitute therefor a reference to "any Other Borrower".

                  (d) Section 7.2 of the Loan Agreement is hereby amended (i) to delete the first reference to "Aero Management" and to substitute therefor a reference to "each Other Borrower", and (ii) to delete the reference to "Aero Management Loan Agreement" and to substitute therefor a reference to "Additional Loan Agreement to which it is a party".

                  (e) Section 8.1(xiv) of the Loan Agreement is hereby amended to delete the reference to "the Aero Management" and to substitute therefor a reference to "any Additional".

                  (f) Section 1(d)(i) of Schedule A to the Loan Agreement is hereby amended (i) to delete the first reference to "Aero Management" and to substitute therefor a reference to "Other Borrower", and (ii) to delete the second reference to "Aero Management" and to substitute therefor a reference to "the Other Borrowers".

                  (g) Section 1(d)(ii) of Schedule A to the Loan Agreement is hereby amended to (i) delete the first reference to "Aero Management" and to substitute therefor a reference to "Other Borrower", and (ii) to delete the second reference to "Aero Management" and to substitute therefor a reference to "the Other Borrowers".

                  (h) Section 1(g) of Schedule A to the Loan Agreement is hereby amended to delete the reference to "Aero Management" and to substitute therefor a reference to "Other Borrower".

                  (i) Schedule B to the Loan Agreement is hereby amended to:

                           (i) Insert the following definitions:

                  ""Additional Loan Agreements" means the Aero Management Loan Agreement, the Flightways Loan Agreement, and all other Loan and Security Agreements now or hereafter executed between Lender and any Affiliate of Borrower, Aero Management, Flightways or Spares that Borrower, all Other Borrowers at the time and Lender designate as an Additional Loan Agreement.

                  "Flightways"   means   Flightways   Manufacturing,   Inc.,   a
                  California corporation and an Affiliate of Borrower.

                  "Flightways Loan Agreement" means the Loan and Security Agreement dated as of April __, 1998, between Flightways and Lender, as it may be amended from time to time.

                  "Flightways Loan Balance" means the outstanding balance of all monetary obligations (including without limitation the aggregate undrawn face amount of all outstanding letters of credit, bankers acceptances and other credit accommodations and all interest, fees and costs due or, in Lender's estimation, likely to become due in connection therewith) of Flightways under the Flightways Loan Agreement.

                  "Other  Borrowers"  means,   collectively,   Aero  Management,
                  Flightways   and  any  other   borrower  of  Lender  under  an
                  Additional Loan Agreement.

                  "Other Borrower Loan Balance" means the Aero Management Loan Balance, the Flightways Loan Balance and the outstanding balance of all monetary obligations (including without limitation the aggregate undrawn face amount of all outstanding letters of credit, bankers acceptances and other credit accommodations and all interest, fees and

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

                  costs due or, in Lender's estimation, likely to become due in connection therewith) of each Other Borrower under each Additional Loan Agreement."

                           (ii) Amend the  definition of "Borrower  Guaranty" to
                  (i) insert a reference to ", as amended or modified from time to time," after the word "herewith", and (ii) delete the reference to "Aero Management" and to substitute therefor a reference to "Other Borrower".

                  3. Other Amendments. This Amendment shall constitute an amendment to the Loan Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

                  4. Miscellaneous.

                  (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

                           (i) The  representations  and  warranties of Borrower
                  contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

                           (ii) All  information,  reports and other  papers and
                  data heretofore furnished to Lender by Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Borrower has disclosed to Lender every fact of which it is aware which might adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

                           (iii) No Event of Default or Default exists as of the
                  date hereof.

                  (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In

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

addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4(b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

                  (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Amendment," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

                  (f) Successors. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lenders.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at New York, New York as of the date first above written.

                                            FIELDS AIRCRAFT SPARES INCORPORATED


                                            By /s/ Lawrence J. Troyna
                                               ------------------------------
                                            Its CFO

                                            NATIONSCREDIT COMMERCIAL
                                            CORPORATION, THROUGH ITS
                                            NATIONSCREDIT COMMERCIAL FUNDING
                                            DIVISION


                                            By /s/ Scott James Lorimer
                                               ------------------------------
                                            Its Vice President

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